CBMG
Cellular Biomedicine Group
Nasdaq: ***CBMG***

Osteoarthritis Disease Alteration By Stem Cell Therapy, ReJoin®

Wei William Cao

January 12, 2016
BioTech Showcase
San Francisco, USA

Safe Harbor

Statements in this press release relating to plans, strategies, trends, specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include risks inherent in doing business, trends affecting the global economy, including the devaluation of the RMB by China in August 2015 and other risks detailed from time to time in CBMG's reports filed with the Securities and Exchange Commission, quarterly reports on form 10-Q, current reports on form 8-K and annual reports on form 10-K. Forward-looking statements may be identified by terms such as "may," "will," "expects," "plans," "intends," "estimates," "potential," or "continue," or similar terms or the negative of these terms. Although CBMG believes the expectations reflected in the forward-looking statements are reasonable, they cannot guarantee that future results, levels of activity, performance or achievements will be obtained. CBMG does not have any obligation to update these forward-looking statements other than as required by law.

China Market Focus and Advantages

CBMG

1. 1.4 billion people – a large addressable market
2. Large and increasing aging population
3. Environmental health threats
4. Modernized lifestyle
5. Capital efficient development cost

CANCER

- 3.5 million new cases diagnosed each year
- 6 new cases per minute

OSTEOARTHRITIS

- 120 million orthopedic patients
- >57 million are KOA patients

CBMG:
A Differentiated Biomed Developer

1. The only pure-play NASDAQ-listed, China market focused biomedicine developmental company;
2. The first mover advantage and China market entry barrier;
3. A bifurcated technical approach towards critical mass

IMMUNE CELL THERAPY	STEM CELL THERAPY

IMMUNE CELL THERAPY

Cancers

- CAR-T cell therapies for cancer
  - Blood cancers
  - Solid tumors
- CD40LGVAX Vaccine and check point inhibitor
- Combination immunotherapy
- CentrixT™: T Cell clonality analysis and Tcm platform technology

STEM CELL THERAPY

Degenerative Diseases

- Adipose derived expanded mesenchymal precursor cells (haMPC) are multipotent
- CBMG's proprietary **ReJoin®** haMPC therapy applied to osteoarthritis
- Knee OA, positive 12-month results from Phase IIb trial
- Currently no big pharma has any meaningful development in the pipeline
- Broad indication potential

Stem Cell Technology

Human Adipose Derived Mesenchymal Progenitor Cells (haMPC)

- **ReJoin® Knee Osteoarthritis**
- Cartilage Damage (CD)
- Chronic Obstructive Pulmonary Disease (COPD)

ReJoin® : haMPC Therapy

ReJoin® Therapy: Intra-articular injections of haMPCs derived from patient's own fat tissue

Mechanism of action:

- haMPC can regenerate damaged joint tissues
- haMPC also has anti-inflammatory effect by secreting chemicals to down-regulate inflammatory responses



Purification & Expansion
+ Ancillary agent
Collect 30ml of autologous adipose tissue
Mesenchymal progenitor cells (haMPC)
knee joint injection
Cell banking
Available for future use

Guideline for KOA Clinical Trial


Osteoarthritis drugs
Symptom-modifying
Rapid-onset
Pain, function
Study duration≧3m
Slow-acting
Pain, function
Study duration≧6m
Disease-modifying
Symptoms
Improve pain≧6m
Structure
Slow structure damage≧12m

- How to define responders in osteoarthritis. Curr Med Res Opin. 2013 June ; 29(6): 719–729.
- Recommendations for an update of the 2010 European regulatory guideline on clinical investigation of medicinal products used in the treatment of osteoarthritis. Osteoarthritis and Cartilage. 23 (2015) 2086-93

Design of ReJoin® KOA clinical trial (Phase I/IIa)

To evaluate the safety and efficacy of ReJoin® in KOA patients

Informed Consent Form

↓

Enrollment *(n=18)*

↓

Liposuction *(abdomen,50ml)*

Low-dose Group	Middle-dose Group	High-dose Group
($1*10^7$/3ml，n=6)	($2*10^7$/3ml，n=6)	($5*10^7$/3ml，n=6)

↓

Follow-up *(12/24/48 weeks)*

↓

Follow-up *(72/96 weeks)*

WOMAC at 3m as primary efficacy end point



Liposuction
(Inferior Belly, 50 ml)



Cell Therapy
(Intra-Articular Injection)

ReJoin® Phase I/IIa KOA trial WOMAC scores

✓ Met the Primary Endpoint



WOMAC Score
WOMAC Score
0
10
20
30
40
50
60
70
80
** P=0.0044
*** P=0.0002
*** P<0.0001
* P=0.0221
Baseline
12w
24w
48w

Normality test / Paired T-test

WOMAC: Evaluation the condition of patients with osteoarthritis of the knee and hip.

12 weeks after therapy, WOMAC Score decreased from 34.75 to 25.94(25.35% decline) and it's statistically significant from the baseline(P<0.01).

24 weeks after therapy, WOMAC Score decreased from 34.75 to 20.38(42.27% decline) and it's statistically significant from the baseline(P<0.01).

48 weeks after therapy, WOMAC Score decreased from 34.75 to 22,77(28.55% decline) and it's statistically significant from the baseline(P<0.01).

ReJoin® Phase I/IIa KOA Trial
MRI results

✓ Showed Cartilage Growth


Change of Knee Cartilage Volume
Change of Cartilage Volume(mm3)
400
200
0
-200
*
***
Δ3m-0d
Δ6m-0d
Δ12m-0d

Normality test / Wilcoxon test

The knee cartilage volume were measured using a semi-automated segmentation method (ITK-SNAP) by a blinded researcher.

1. 3 months after therapy, the whole knee cartilage volume increased 25.71 mm^3 with no distributional difference compared with baseline($p=0.1353$).
2. 6 months after therapy, the whole knee cartilage volume increased 53.07 mm^3 with distributional difference vs. baseline ($p=0.0269$).
3. 12 months after therapy, the whole knee cartilage volume increased 104.23 mm^3 with significantly distributional difference vs. baseline ($p=0.0002$).

Design of ReJoin® KOA clinical trial (Phase IIb)


Informed Consent Form
Enrollment *(n=48)*
Liposuction *(abdomen,50ml)*
Randomization
ARTZ® Therapy
ReJoin® Therapy
Follow-up
(24/48/72/96 weeks)
Follow-up
(24/48/72/96 weeks)

We have completed the *48 week* time point

PRIMARY OUTCOME

- WOMAC SCORE at 48 weeks after therapy

SECONDARY OUTCOME

- WOMAC SCORE at 24, 72, 96 weeks after therapy
- VAS SCORE at 24, 48, 72, 96 weeks after therapy
- SF-36 SCORE at 24, 48, 72, 96 weeks after therapy
- Knee cartilage volume (MRI)
- Safety Evaluation

ReJoin®：Human Adipose Tissue Derived Mesenchymal Progenitor Cells (haMPC), CBMG
ARTZ®: Sodium Hyaluronate, LG Chemical, Kabi Pharmacia (日本生物化学工业公司), 1987

ReJoin® Phase IIb WOMAC results



WOMAC
WOMAC SCORE
80
60
40
20
0
***
***
***
***
Baseline
Week 24
Week 48
ARTZ ®(n=24)
ReJoin® (n=23)



IMPROVEMENT RATE OF WOMAC
IMPROVEMENT RATE(%)
100
50
0
-50
-100
Week 24
Week 48
ARTZ ®(n=24)
ReJoin®(n=23)

More patients had greater improvement in the treatment group than the control group



IMPROVEMENT OF WOMAC SCORE
Subjects Numbers
20
15
10
5
0
ARTZ@
ReJoin@
11
15
4
7
0
4
*P=0.0346
≥20%
≥50%
≥70%
24 Weeks Improvement Rate after Therapy



IMPROVEMENT OF WOMAC SCORE
Subjects Numbers
20
15
10
5
0
ARTZ@
ReJoin@
12
13
**P=0.0083
1
8
*P=0.0368
1
6
≥20%
≥50%
≥70%
48 Weeks Improvement Rate after Therapy

ReJoin® Phase IIb
Pain Relief and Quality of Life Improved


CHANGE RATE OF VAS(LEFT KNEE, PPS)
100
50
0
-50
-100
CHANGE RATE(%)
ARTZ @(n=24)
ReJoinTM(n=23)
*p=0.0257
**p=0.0020
Baseline
Week 24
Week 48


CHANGE RATE OF VAS(Right KNEE, PPS)
100
50
0
-50
-100
CHANGE RATE(%)
ARTZ @(n=24)
ReJoinTM(n=23)
**p=0.0051
***p=0.0002
Baseline
Week 24
Week 48


SF-36(PPS)
110
80
50
SF-36 SCORE
ARTZ @(n=24)
ReJoinTM (n=23)
*
**
Baseline
Week 24
Week 48

ReJoin® Phase IIb
Knee Cartilage Volume Increase (MRI)


CHANGE OF KNEE CARTILAGE VOLUME
Change of Cartilage Volume(mm³)
2000
1000
0
-1000
-2000
**p=0.0012
***p=0.0007
n=23
n=22
n=24
n=21
Δ24w-0d
Δ48w-0d
ARTZ @
ReJoin@


SIGNIFICANCE OF CARTILAGE VOLUME CHANGE
CHANGE RATE(%)
4
0
-4
-8
-12
Baseline
Week 24
Week 48
Week 72
Week 96
ReJoin@ Therapy(CBMG, Phase IIb, n=21-22, 55.03y)
ReJoin@ Therapy(CBMG, Phase I/IIa, n=8-14, 54.77y)
ARTZ@ Therapy(CBMG, Phase IIb, n=23-24, 59.64y)
Healthy Men(n=28, 51.9y)
Healthy Postmenopausal Women(n=57, 57y)
Historiacl Data I: OA with no therapy
Historical Data II: OA with no therapy

References:
1). Ann Rheum Dis 2005; 64:1038-42.
2). Ann Rheum Dis 2004; 63:444–9
3). BMC Musculoskeletal Disorders 2011, 12:195
4). Arthritis Rheum 2002; 46:2065-72
5). Arthritis Res Ther 2005; 8 (1)

Summary of CBMG ReJoin® Therapy

CBMG

ReJoin® Therapy:
Intra-articular injections of haMPCs derived from patient's own fat tissue

Mechanism of Action:

- haMPC can regenerate damaged joint tissues
- haMPC also has anti-inflammatory effect by secreting chemicals to down-regulate inflammatory and immune responses

Clinical Results

- Safe, no SAEs
- Improves joint pain, stiffness and function over baseline ≥ 6 m
- Regenerate cartilage at 12 m

Further Development of haMPC

China

- Jan 06, 2016 - Start of *allogeneic* haMPC (AlloJoin™) Phase I clinical trial in China
- Engage Chinese regulatory agency for the path of ReJoin® clinical application

USA

- Discuss with FDA *allogeneic* haMPC clinical trial in US

Deep Immune Cell Therapy Platform

CBMG

Chimeric Antigen Receptor T Cells (CAR-T)

- CBM-CD19.1: Advanced Acute B Lymphoblastic Leukemia
- CBM-CD20.1: Advanced Non-Hodgkin Lymphoma
- CBM-CD30.1: Advanced Hodgkin Lymphoma
- CBM-EGFR.1: Advanced NSCLC, cholangiacarcinoma, RCC and pancreatic cancer

GVAX Vaccine (CD40L)

- Dendristim™: advanced NSCLC (lung adenocarcinoma)

CentrixT™

- Technical services for TCR clonality analysis and Tcm production

CAR-T Update

CBMG

H1 2015

Positive Phase I results for:

- CBM-CD19.1 in B-ALL
- CBM-CD20.1 in Non Hodgkin's Lymphoma
- CBM-CD30.1 in Hodgkin's Lymphoma

H2 2015

Positive Phase I results for:

- CBM-EGFR.1 in multiple solid indications

H1 2016

Initiate multicenter, Phase I/IIb trials for CBM-CD19.1, CD20.1 and EGFR.1 in multiple indications in China

CAR-T Update cont'd

2016

- **CAR-T Multicenter trials:**
  - CBM-19.1 in adult B-ALL
  - CBM-20.1 in NHL
  - CBM-EGFR.1 in cholangiacarcinoma and potentially other indications
- Clinical development for bispecific CAR-T, CAR-T combination for improved clinical efficacy will initiate in 2016
- Actively look for opportunities in ROW

Vertically Integrated Cell Therapy

CBMG

Sample Collection & Shipment	Cell Isolation	Culture & Expansion	Cell/Plasmid/Virus Banking & Storage	Final Product & Formulation	Shipment
Tissue Transport Kit 4 patents ***Tissue Preservation Solution*** 3 patents 1 certificate CFDA Class I Medical Device Registration: 20150021	***A-Stromal Extraction Kit*** 5 patents 2 certificates CFDA Class I Medical Device Registration: 苏锡食药监械(准)字2013第1400047号	***Cell Purification*** 1 patent ***MIISF Culture Media*** TRADE SECRET ***XISF Dissociation Media*** TRADE SECRET ***T-Cell/CAR-T Expansion*** 12 patents	***CYSF Serum-Free Cryo-Media*** 6 patents Plasmid Patents 4 patents	***MSC Usage*** 19 patents ***ReJoinTM Kit*** 3 patents ***T-Cell Analysis*** 2 patents	***C1S Biopreservation Solution*** 2 patents CFDA Class I Medical Device Registration: 20150022

REAGENTS & KITS








KEY PATENTS & CERTIFICATES








Superior Ready-To-Use Logistics

CBMG

- Sample collection -> Processing -> Banking -> Final Prep -> Shipping -> Use
- CBMG Back-End Advantage



Stem Cell Process
24/7 Cloud-Based Temperature Control
Final Prep
Shipping
• 4~8° C
• Liquid format
• 72 hours
Ready to Use
• No thaw, no wash
• No potential contamination
• Reduce variability
CAR-T Cell Process*

* In process

Our No-Thaw SOP Reduces the Common Quality Escape & Logistics Challenges

Product Pipeline

Technology/ Products		Indications	2015	2016	2017	2018	2019
Immune Cell CAR-T	*CBM-CD19.1*	*Acute B lymphocytic leukemia*					
	CBM-CD20.1	*Progressive malignant lymphoma*					
	CBM-CD30.1	*Hodgkin's lymphoma*					
	CBM-EGFR.1	*Multiple indications*					
Dendristim™ Vaccine	*Dendristim™ & Nivolumab*	*NSCLC lung cancer Adenocarcinoma*					
Stem Cell (haMPC)	*ReJoin®*	*KOA (autologous)*					
	ReJoin®	*Cartilage Damage*					
	AlloJoin™	*COPD*					
	AlloJoin™	*KOA (allogeneic)*					

Preclinical Phase I Phase IIa or IIb

State of the art R&D and manufacturing facilities

CBMG has GMP facilities in China designed to meet the standards of U.S. FDA and Chinese regulatory bodies

- One of the few cell therapy companies in China with GMP facilities certified by national/international accreditation institution
- 9 independent production lines. State of art R&D facilities in three locations in China
- Cell banks in multiple sites with storage capacity to host more than 200,000 individual cell sources



BEIJING



WUXI



SHANGHAI



Research Lab in Maryland, USA

Investment Highlights

1. The only pure-play NASDAQ-listed China company focused on cell therapy for degenerative and cancerous diseases
2. Large addressable market with 3.5 MM new cancer patients and 57 MM KOA / year with strong barrier to entry
3. Leading global player in CAR-T, strong early clinical indication for solid tumors (Lung, CCA, PA)
4. State of the art GMP facilities (multiple sites) meeting international standards, integrated cell therapy
5. Attractive market valuation given current milestones and expected development and growth catalysts
6. Dedicated and highly experienced management team with scientific, operational, financial and regulatory expertise

Cellular Biomedicine Group

Addressing unmet medical needs of the World's largest population



THANK YOU

www.CellBioMedGroup.com